UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2017

ENTELLUS MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36814	20-4627978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Holly Lane North, Suite 40 Plymouth, Minnesota	55447
(Address of principal executive offices)	(Zip Code)

(763) 463-1595

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 12, 2017, Entellus Medical, Inc. (the “Company”) announced the Company has received 510(k) clearance from the United States Food and Drug Administration (FDA) for use of its XprESS ENT Dilation System in patients with persistent Eustachian tube dysfunction. A copy of the press release announcing the clearance is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company also received 510(k) clearance from the FDA for its Reinforced Anesthesia Needle for use in injecting local anesthetics into a patient to provide regional anesthesia.

Finally, the Company received a warning letter dated April 6, 2017 from the FDA related to two observed non-conformities relating to the Company’s prospective, multicenter study of children with chronic rhinosinusitis treated with the XprESS™ Multi-Sinus Dilation System. As previously disclosed, in September 2016, the FDA issued a Form 483, List of Inspectional Observations containing two observations related to study deviations which occurred when some physicians decided due to medical necessity to treat sinuses outside of the scope of the study protocol, thereby avoiding the need for a follow-on procedure. The FDA warning letter acknowledges the actions already taken by the Company to address the observations and requires the Company to notify the parents/guardians of the subjects under the age of 12 who received treatment of the frontal and sphenoid sinuses that they were not treated according to the FDA approved protocol or IRB approved informed consent form. The Company intends to complete such notifications within the deadline imposed by the FDA. The warning letter does not restrict production or shipment of the Company’s products or require the withdrawal of any products from the marketplace. Nor does it restrict the Company’s ability to seek 510(k) clearance of products. The Company takes these matters seriously, will respond timely and fully to the FDA’s requests, and believes that the FDA’s concerns can be resolved expeditiously, readily and without any material impact on the Company’s business or financial results.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the use of words such as “intends,” “expects,” “anticipates,” “believes,” “could,” “will,” “continue,” “future,” other words of similar meaning and the use of future dates. Forward-looking statements in this report include the Company’s expectations regarding the resolution of the FDA warning letter and its effect on the Company’s business or financial results. These forward-looking statements are based on the current expectations of the Company’s management and involve known and unknown risks and uncertainties that may cause the Company’s actual results to be materially different from any future results expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, risks associated with regulatory actions, including the FDA warning letter. Other factors that could cause actual results to differ materially from those contemplated in this report can be found under the caption “Risk Factors” in the Company’s Securities and Exchange Commission reports, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2016. The Company undertakes no obligation to update or revise any forward-looking statements, even if subsequent events cause its views to change.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued on April 12, 2017 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2017	ENTELLUS MEDICAL, INC.

	By:	/s/ Brent A. Moen
	Name:	Brent A. Moen
	Title:	Chief Financial Officer

ENTELLUS MEDICAL, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Press Release issued on April 12, 2017	Filed herewith